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                                                                    Exhibit 23.3


                             CONSENT OF ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 1995, except as to the information dated May 20, 1995, in Amendment No. 2 to the Registration Statement (Form S-4 No. 033-64573) and related Prospectus of PacificAmerica Money Center, Inc. (formerly known as Pacific United Group, Inc.) dated April 26, 1996.


Los Angeles, California            ERNST & YOUNG, LLP
April 17, 1996